UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     July 23, 2009 (July 23, 2009)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 23, 2009, Brown-Forman Corporation (the "Company") issued a press release commenting on the results of the Company's financial and operating results for the fiscal year ended April 30, 2009. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K. The information furnished pursuant to this Item 2.02 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

RETIREMENT OF DIRECTOR DONALD G. CALDER

In accordance with the Company's policy on director retirement,  Director Donald
G. Calder retired from Board service effective July 23, 2009. Mr. Calder served on the Company's Board of Directors for fourteen years.

COMPENSATION OF NAMED EXECUTIVE OFFICERS FOR FISCAL 2010

The Compensation Committee of the Company's Board of Directors reviewed and approved fiscal 2010 compensation for the Company's Named Executive Officers ("NEOs") at its July 23, 2009 meeting. As part of cost cutting measures the Company has taken to address the current global economic recession and its uncertain duration and effects and at management's recommendation, the Committee decided not to increase the NEOs' compensation for fiscal 2010. Fiscal 2010 compensation for the NEOs includes the following:

                                                                Short-Term Incentive          Long-Term Incentive
Named Executive Officer                 Base Salary(1)         Compensation at Target(2)    Compensation at Target(2)
Paul C. Varga                            $1,005,209                 $1,250,000                   $2,170,000
Chairman and Chief Executive
Officer

Donald C. Berg                             $541,667                   $260,000                     $600,000
Executive Vice President and
Chief Financial Officer

James L. Bareuther                         $567,708                   $260,000                     $124,500(3)
Executive Vice President for
Global Business Development

Mark I. McCallum                           $546,563(4)                $260,000                     $625,000(4)
Executive Vice President and
Chief Operating Officer

James S. Welch, Jr.                        $546,875                   $260,000                     $600,000
Vice Chairman

(1) Salary includes holiday bonus and is effective as of August 1, 2009.
(2) Incentive compensation is administered pursuant to the Company's 2004 Omnibus Compensation Plan.
(3) On March 25, 2009, the Committee adjusted Mr. Bareuther's fiscal 2010 long-term incentive compensation at target in connection with his change in position from COO to EVP for Global Business Development, effective
    May 1, 2009. This was reported on a Form 8-K/A filed March 27, 2009.
(4) On March 25, 2009, the Committee adjusted Mr. McCallum's fiscal 2010 salary and long-term incentive compensation at target in connection with his change of position to Chief Operating Officer, effective May 1, 2009. This was reported on Form 8-K/A filed March 27, 2009. Mr. McCallum's base salary was effective as of May 1, 2009.


A more detailed description of the compensation the Company pays its NEOs is included in the Company's Proxy Statement filed with the Securities and Exchange Commission on June 26, 2009, which is hereby incorporated by reference.

COMPENSATION OF DIRECTORS

On July 23, 2009, the Board of Directors approved compensation for the Company's directors for the 2010 Board Year (July 23, 2009 - July 22, 2010). As part of cost cutting measures the company has taken to address the current global economic recession and its uncertain duration and effects, the Board decided not to increase the directors' compensation. A more detailed description of the compensation the Company pays its directors is included in the Company's Proxy Statement filed with the Securities and Exchange Commission on June 26, 2009.


Item 7.01.  Regulation FD Disclosure

On July 23, 2009, the Company issued a press release announcing that at its Annual Meeting of Stockholders held July 23, 2009, Brown-Forman stockholders elected directors for the coming year and re-approved the performance measures under the Brown-Forman 2004 Omnibus Compensation Plan. In addition, the Company announced that its Board of Directors approved a regular cash dividend of $0.2875 cents per share on Class A and Class B Common Stock, payable on October 1, 2009, to stockholders of record on September 8, 2009. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference. This information is furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits

 (d)  Exhibits
      99.1      Brown-Forman Corporation Press Release dated July 23, 2009



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   July 23, 2009                      By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President, Associate
                                                General Counsel and Assistant
                                                Corporate Secretary



Exhibit Index

Exhibit
Number     Description

99.1       Brown-Forman Corporation Press Release dated July 23, 2009

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN SHAREHOLDERS HOLD ANNUAL MEETING
Directors Elected; Dividend Declared

LOUISVILLE,  KY, JULY 23, 2009 - At their  annual  meeting  today,  Brown-Forman
stockholders   elected  directors  for  the  coming  year  and  re-approved  the performance measures under the Brown-Forman 2004 Omnibus Compensation Plan.

In his remarks to shareholders, Presiding Board Chairman Geo. Garvin Brown IV thanked former directors Barry Bramley, Donald Calder, and Matthew Simmons, all of whom retired since the 2008 annual meeting, for their many contributions to the company and acknowledged John Cook, a new independent director attending his first meeting of shareholders.

Brown-Forman Chief Executive Officer Paul Varga told shareholders that considering the global economic recession, the company performed well in fiscal 2009. "We were pleased with our underlying growth in fiscal 2009," stated Varga. "Additionally, our nearly 16% rate of return on invested capital for the year surpassed our industry competitors," Varga said, "and the company's total shareholder return, with dividends reinvested, outperformed the S&P 500 index over one-, five-, 10-, and 15-year periods."

Shareholders elected the following individuals to the Brown-Forman board of directors: Patrick Bousquet-Chavanne; Geo. Garvin Brown IV; Martin S. Brown, Jr.; John D. Cook; Sandra A. Frazier; Richard P. Mayer; William E. Mitchell; William M. Street; Dace Brown Stubbs; Paul C. Varga; and James S. Welch, Jr.

In a subsequent meeting, the board of directors approved a regular quarterly cash dividend of $0.2875 cents per share on Class A and Class B Common Stock. Stockholders of record on September 8, 2009, will receive the cash dividend on October 1, 2009. With this dividend, Brown-Forman will have paid regular quarterly cash dividends for 64 consecutive years.

Additionally, at the recommendation of management, the board decided not to increase compensation for the company's named executive officers or directors in fiscal 2010, as part of the cost-cutting measures the company has taken to address the current global economic recession.

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia, Canadian Mist, Fetzer, Korbel, Gentleman Jack, el Jimador, Tequila Herradura, Sonoma-Cutrer, Chambord, Tuaca, Woodford Reserve, and Bonterra.

IMPORTANT INFORMATION ON FORWARD-LOOKING STATEMENTS:

This report contains statements, estimates, and projections that are "forward-looking statements" as defined under U.S. federal securities laws. Words such as "expect," "believe," "intend," "estimate," "will," "may," "anticipate," "project," and similar words identify forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and other factors include, but are not limited to:

 - deepening or expansion of the global economic downturn or turmoil in financial and equity markets (and related credit and capital market instability and illiquidity; decreased consumer and trade spending; higher unemployment; supplier, customer or consumer credit or other financial problems; further inventory reductions by distributors, wholesalers, or retailers; bank failures or governmental nationalizations, etc.)
 - competitors' pricing actions (including price promotions, discounting, couponing or free goods), marketing, product introductions, or other competitive activities aimed at our brands
 - trade or consumer reaction to our product line extensions or new marketing initiatives
 - further decline in consumer confidence or spending, whether related to global economic conditions, wars, natural disasters, pandemics (such as swine flu), terrorist attacks or other factors
 - increases in tax rates (including excise, sales, corporate, individual income, dividends, capital gains), changes in tax rules (e.g., LIFO, foreign income deferral, U.S. manufacturing deduction) or accounting standards, tariffs, or other restrictions affecting beverage alcohol, and the unpredictability and suddenness with which they can occur
 - trade or consumer resistance to price increases in our products
 - tighter governmental restrictions on our ability to produce and market our products, including advertising and promotion
 - business disruption, decline or costs related to reductions in workforce or other cost-cutting measures
 - lower returns on pension assets, higher interest rates on debt, or significant changes in recent inflation rates (whether up or down)
 - fluctuations in the U.S. dollar against foreign currencies, especially the British pound, euro, Australian dollar, or Polish zloty
 - reduced bar, restaurant, hotel and other on-premise business; consumer shifts to discount stores to buy our products; or other price-sensitive consumer behavior
 - changes in consumer preferences, societal attitudes or cultural trends that result in reduced consumption of our products
 - distribution arrangement changes that affect the timing of our sales or limit our ability to market or sell our products
 - adverse impacts resulting from our acquisitions, dispositions, joint ventures, business partnerships, or portfolio strategies
 - lower profits, due to factors such as fewer used barrel sales, lower production volumes (either for our own brands or those of third parties), or cost increases in energy or raw materials, such as grapes, grain, agave, wood, glass, plastic, or closures
 - Climatic changes, agricultural uncertainties, our suppliers' financial hardships or other factors that reduce the availability or quality of grapes, agave, grain, glass, closures, plastic, or wood
 - negative publicity related to our company, brands, personnel, operations, business performance or prospects
 - product counterfeiting, tampering, or contamination and resulting negative effects on our sales, brand equity, or corporate reputation
 - adverse developments stemming from state, federal or other governmental investigations of beverage alcohol industry business, trade, or marketing practices by us, our distributors, or retailers
 - impairment in the recorded value of inventory, fixed assets, goodwill or other intangibles